AF Advantage® Variable Annuity

issued by

AMERICAN FIDELITY SEPARATE ACCOUNT B

and

AMERICAN FIDELITY ASSURANCE COMPANY

May 1, 2026

UPDATING SUMMARY PROSPECTUS

This Summary Prospectus summarizes key features of the AF Advantage® Variable Annuity.

The prospectus for the policy contains more information about the policy, including its features, benefits, and risks. You can find the current prospectus and other information about the policy online at https://americanfidelity.com/support/annuities/p-1. You can also obtain this information at no cost by calling 1.800.662.1113 x8840 or by sending an email request to va.help@americanfidelity.com.

Additional information about certain investment products, including variable annuities has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.

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GLOSSARY OF TERMS

Some of the terms used in this prospectus are technical. To help you understand these terms, we have defined them below.

Account value: The value of the policy during the accumulation phase.

Accumulation phase: The period of time between purchasing a policy and receiving annuity payments. Until you begin receiving annuity payments, the annuity is in the accumulation phase.

Annuitant: The person on whose life annuity payments are based.

Annuity: A series of installment payments either for a fixed period or for the life of the annuitant, or for the joint lifetime of the annuitant and another person.

Annuity payments: Regular income payments received from the policy during the annuity phase.

Annuity phase: The period of time during which annuity payments are made.

Eligible portfolios: The portfolios that serve as the Separate Account’s underlying investment options. Each sub-accounts invests its assets into a corresponding portfolio. Each portfolio (sometimes called a fund) has its own investment objective.

General account: Our general account consists of all of our assets other than those assets allocated to the separate accounts.

Guaranteed Interest Account: The fixed investment option within our general account which earns interest.

Investment options: The eligible investment options consist of (1) the Guaranteed Interest Account, which is our fixed investment option, and (2) the sub-accounts, which are variable investment options. We reserve the right to add, remove or combine sub-accounts as eligible investment options.

Policy: The AF Advantage® Variable Annuity.

Policy year: The annual period that begins on the date of issue and each anniversary of that date. In order to determine a policy owner’s applicable withdrawal charges, this period begins with the date of issue

Portfolio Companies: The companies offering the portfolios in which the sub-accounts invest.

Sub-account: An investment option of Separate Account B, which invests its assets in shares of a corresponding eligible portfolio.

We, Us, Our: American Fidelity Assurance Company, the insurance company offering the contract or policy.

You, Your: Generally, the policy owner.

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UPDATED INFORMATION ABOUT THE POLICY

There have been no changes to the Policy features since the Statutory Prospectus dated May 1, 2025. There may be other changes that have occurred since you entered into the Policy.

IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE POLICY

FEES, EXPENSES, AND ADJUSTMENTS				Cross-Reference(s) to Location in Prospectus
Are There Charges or Adjustments for Early Withdrawal?

If you withdraw money from the Policy within the first eight policy years, you will be assessed a withdrawal charge. The maximum withdrawal charge will never exceed 8% of the total purchase payments.

For example, if you make an early withdrawal on a $100,000 investment, you could pay a withdrawal charge of up to $8,000.

				Fee Table; – Withdrawal Charge; Surrenders and Withdrawals

Are There Transaction Charges?	In addition to withdrawal charges, you may also be charged for transfers between investment options. There is no charge for the first 12 transfers in a policy year during the accumulation phase and no charge for the one transfer allowed each policy year during the annuity phase; thereafter, the fee is $25 or 2% of the amount transferred, whichever is less.			Fee Table; –Transfer Charge

Are There Ongoing Fees and Expenses?	The table below describes the fees and expenses that you may pay each year, depending on the options you choose. Please refer to your policy schedule for information about the specific fees you will pay each year based on the options you have elected.			Fee Table; Charges
	Annual Fee	Minimum	Maximum
	Base Contract (as a percentage of average account value - only one contract class offered)	1.51%	1.51%
	Portfolio Company fees and expenses as a percentage of net asset value	0.13%	0.83%

	Because your policy is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your policy, the following table shows the lowest and highest cost you could pay each year, based on current charges. The estimate assumes that you do not take withdrawals from the policy, which could add surrender charges that substantially increase costs.

Lowest Annual Cost: $1,479	Highest Annual Cost: $2,039

Assumes:

•

Investment of $100,000

•

5% annual appreciation

•

Least expensive combination of Contract Class and Portfolio Company fees and expenses

•

No sales charges

•

No additional purchase payments, transfers or withdrawals

Assumes:

•

Investment of $100,000

•

5% annual appreciation

•

Most expensive combination of contract class and Portfolio Company fees and expenses

•

No sales charges

•

No additional purchase payments, transfers or withdrawals

RISKS		Cross-Reference(s) to Location in Prospectus
Is There a Risk of Loss from Poor Performance	Yes. You can lose money by investing in the policy.	Principal Risks of Investing in the Policy

Is this a Short-Term Investment?	No. A policy is not a short-term investment and is not appropriate for an investor who needs ready access to cash. It is designed for individuals seeking long-term investments, generally for retirement or other long-term purposes. Amounts withdrawn from the policy may result in surrender charges, taxes, and tax penalties.	Principal Risks of Investing in the Policy

What Are the Risks Associated with the Investment Options?	An investment in the policy is subject to the risk of poor investment performance and can vary depending on the performance of the investment options available under the policy (e.g., Portfolio Companies). Each investment option (including any fixed account investment option) will have its own unique risks. You should review these investment options before making an investment decision.	Principal Risks of Investing in the Policy

What Are the Risks Related to the Insurance Company?

An investment in the policy is subject to the risks related to American Fidelity Assurance Company, including that any obligations (including under the fixed account investment option), guarantees, or benefits are subject to the claims-paying ability of American Fidelity Assurance Company. More information about American Fidelity Assurance Company, including financial strength ratings, is available by sending an email request to va.help@americanfidelity.com.

Principal Risks of Investing in the Policy

RESTRICTIONS		Cross-Reference(s) to Location in Prospectus
Are There Restrictions on the Investment Options?

Yes. At your direction, we will make transfers between any of the investment options to which you have allocated money. We reserve the right, at any time and without prior notice, to end, suspend or change the transfer privilege, in which case we will provide written notice of any such action.

Transfers During the Accumulation Phase. If you make more than 12 transfers in a policy year, we will charge a transfer fee, which will be deducted from your account. The fee is $25 per transfer or 2% of the amount transferred, whichever is less.

Transfers During the Annuity Phase. During the annuity phase, you may only make one transfer in each policy year.

We reserve the right to remove or substitute Portfolio Companies as investment options.

–Transfers, –Substitutions

Are There any Restrictions on Contract Benefits?	Yes. We reserve the right to modify, limit, or terminate certain benefits available under the policy, including the right to limit the terms and conditions under which systematic withdrawals can be elected and to stop offering any or all systematic withdrawals at any time.	Benefits Available Under the Policy
TAXES		Cross-Reference(s) to Location in Prospectus
What Are the Contract’s Tax Implications?	You should consult with a tax professional to determine the tax implications of an investment in and purchase payments received under the policy. There is no additional tax benefit to you if the policy is purchased through a tax-qualified plan or individual retirement account (IRA). Withdrawals will be subject to ordinary income tax and may be subject to tax penalties.	Taxes

CONFLICTS OF INTEREST		Cross-Reference(s) to Location in Prospectus
How Are Investment Professionals Compensated?	The policy is sold exclusively through investment professionals who are representatives of American Fidelity Assurance Company’s affiliated broker dealer, and who are compensated for selling the policy with a base salary and a commission. These investment professionals may have a financial incentive to offer the policy over another investment.	– Underwriter

Should I Exchange My Contract?	Some investment professionals may have a financial incentive to offer you a new policy in place of the one you already own. You should only exchange your policy if you determine, after comparing other features, fees, and risks of both policies, that it is preferable for you to purchase the new policy rather than continue to own the existing policy.	– Underwriter

APPENDIX: INVESTMENT OPTIONS AVAILABLE UNDER THE POLICY

Variable Options

The following is a list of Portfolio Companies available under the policy. More information about the Portfolio Companies is available in the prospectuses for the Portfolio Companies, which may be amended from time to time and can be found online at https://americanfidelity.com/support/annuities/p-1. You can also request this information at no cost by calling 1.800.662.1113 x8840 or by sending an email request to va.help@americanfidelity.com.

The current expenses and performance information below reflects fee and expenses of the Portfolio Companies, but do not reflect the other fees and expenses that your policy may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Portfolio Company’s past performance is not necessarily an indication of future performance.

Type/Investment Objective	Portfolio Company and Adviser/Sub adviser	Current Expenses	Average Annual Total Returns (as of 12/31/2025)
			1 Year	5 Years	10 Years
Stock/Income and Growth	American Funds Insurance Series® Washington Mutual Investors Fund SM [1], [2] Adviser: Capital Research and Management CompanySM Sub adviser: None	0.25%	17.50%	14.17%	12.65%

Stock/International Growth Fund	American Funds Insurance Series® EUPAC Fund™ 2, [3], [4] Adviser: Capital Research and Management CompanySM Sub adviser: None	0.47%	27.04%	3.66%	7.26%

Stock Index Fund	BNY Mellon Stock Index Fund, Inc.[5] Investment Adviser: BNY Mellon Investment Adviser, Inc. Sub Investment Adviser: Mellon Investments Corporation (Index Provider)	0.27%	17.53%	14.11%	14.52%

[1]

The investment adviser is currently waiving a portion of its management fee equal to 0.15% of the fund’s net assets. This waiver will be in effect through at least May 1, 2027. The waiver may only be modified or terminated with the approval of the fund’s board.

[2]	Class 1 Shares.
[3]

The investment adviser is currently waiving a portion of its management fee equal to 0.06% of the fund’s net assets. This waiver will be in effect through at least May 1, 2027. The waiver may only be modified or terminated with the approval of the fund’s board

[4]	American Funds Insurance Series ® – International Fund was renamed to American Funds Insurance Series ® – EUPAC Fund™ effective on May 1, 2026.
[5]	Initial Share Class.

Stock/Small Blend Fund	BNY Mellon Variable Investment Fund Small Cap Portfolio[5] Investment Adviser: BNY Mellon Investment Adviser, Inc. Sub Investment adviser: Newton Investment Management North America, LLC	0.83%	10.99%	4.26%	7.83%

Large Blend Fund	BNY Mellon Sustainable U.S. Equity Portfolio, Inc.5, [6] Investment Adviser: BNY Mellon Investment Adviser, Inc. Sub Investment Adviser: Newton Investment Management Limited	0.66%	15.97%	11.93%	13.56%

Balanced Fund	Vanguard® Variable Insurance Fund Balanced Portfolio Adviser: Wellington Management Company, LLP Sub adviser: None	0.20%	16.46%	9.29%	10.03%

Stock/Growth Fund	Vanguard® Variable Insurance Fund Capital Growth Portfolio[7] Adviser: PRIMECAP Management Company Sub adviser: None	0.34%	28.98%	13.97%	14.96%

Stock/Mid-Cap Index Fund	Vanguard® Variable Insurance Fund Mid-Cap Index Portfolio Adviser: Vanguard Strategic Equity Index Management Sub adviser: None	0.17%	11.54%	8.46%	10.77%

Bond/Index Fund	Vanguard® Variable Insurance Fund Total Bond Market Index Portfolio Adviser: Vanguard Fixed Income Group Sub adviser: None	0.14%	6.94%	(0.51)%	1.90%

[6]

The investment adviser has contractually agreed, until May 1, 2027, to waive receipt of its fees and/or assume the direct expenses of the fund so that the direct expenses of neither class of fund shares (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .70%. On or after May 1, 2027, the investment adviser may terminate this expense limitation agreement at any time.

[7]	Vanguard® Variable Insurance Fund – Capital Growth Portfolio will be renamed to Vanguard® Variable Insurance Fund – PRIMECAP Portfolio on or about May 12, 2026.

Stock/Index Fund	Vanguard® Variable Insurance Fund Total Stock Market Index Portfolio Adviser: Vanguard Global Equity Index Management Sub adviser: None	0.13%	16.93%	12.98%	14.10%

Fixed Option

The following is the fixed option currently available under the policy (see “Fixed Option”). We may change the features of the fixed option listed below, offer new fixed options, and terminate the existing fixed option. We will provide you with written notice before doing so.

Name	Term	Minimum Guaranteed Interest Rate
American Fidelity Guaranteed Interest Account	1 Year	1.00%

This Updating Summary Prospectus incorporates by reference AF Advantage® Variable Annuity’s prospectus and Statement of Additional Information (SAI), both dated May 1, 2026, as amended or supplemented. The SAI may be obtained, free of charge, in the same manner as the prospectus.

ANN-171	EDGAR Contract No.: C000027247